  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 16, 1997.

                                                     REGISTRATION NO. 333-33691

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 2
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                          SNYDER COMMUNICATIONS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

        DELAWARE                     7389                     52-1983617
    (STATE OR OTHER           (PRIMARY STANDARD            (I.R.S. EMPLOYER
    JURISDICTION OF             INSTITUTIONAL            IDENTIFICATION NO.)
    INCORPORATION OR         CLASSIFICATION CODE
     ORGANIZATION)                 NUMBER)

                              A. CLAYTON PERFALL
                             6903 ROCKLEDGE DRIVE
                                  15TH FLOOR
                           BETHESDA, MARYLAND 20817
                                (301) 468-1010
                      (NAME, ADDRESS AND TELEPHONE NUMBER
      OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES AND AGENT FOR SERVICE)

                                ---------------

                                   COPY TO:

  THOMAS H. MCCORMICK,      MICHAEL W. BLAIR, ESQ.       NORMAN D. SLONAKER,
          ESQ.               DEBEVOISE & PLIMPTON                ESQ.
  SHAW PITTMAN POTTS &         875 THIRD AVENUE            BROWN & WOOD LLP
       TROWBRIDGE             NEW YORK, NEW YORK        ONE WORLD TRADE CENTER
  2300 N STREET, N.W.               10022                 NEW YORK, NEW YORK
 WASHINGTON, D.C. 20037         (212) 909-6000                  10048
     (202) 663-8000                                         (212) 839-5300

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as possible after the effective date of this registration statement.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
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

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the expenses expected to be incurred in connection with the issuance and distribution of the Common Stock registered hereby, all of which expenses, except for the Commission registration fee, the New York Stock Exchange listing fee and the NASD filing fee, are estimates:

      DESCRIPTION                                                      AMOUNT
      -----------                                                    ----------
      SEC Registration Fee.......................................... $  112,335
      New York Stock Exchange Listing Fee...........................     11,931
      NASD filing fee...............................................     30,500
      Transfer Agent's and Registrar's Fee..........................      3,500
      Printing and Engraving Fees...................................    350,000
      Legal Fees and Expenses (other than Blue Sky).................    675,000
      Accounting Fees and Expenses..................................    400,000
      Miscellaneous.................................................     50,000
                                                                     ----------
          TOTAL..................................................... $1,633,266
                                                                     ==========

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

 (a) Exhibits

  1.1 Form of U.S. Purchase Agreement.
  1.2 Form of International Purchase Agreement.
  1.3 Form of Registration Agreement, relating to the STRYPES.
  2.1 Agreement and Plan of Merger, dated as of March 18, 1997, among American
      List Corporation, the Registrant and Snyder Z Acquisition, Inc.
      (Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K dated July 11, 1997).
  2.2 Agreement and Plan of Merger among Brann Holdings Limited and the
      Registrant, dated as of March 18, 1997 (Incorporated by reference to
      Exhibit 2.1 to the Registrant's Form 8-K dated March 18, 1997).
  2.3 Agreement and Plan of Merger among MMD, Inc., the stockholders of MMD,
      Inc., the Registrant, and Snyder Acquisition Corp., dated as of January
      6, 1997 (Incorporated by reference to Exhibit 2.1 to the Registrant's
      Form 8-K dated January 6, 1997).
  2.4 Share Sale and Purchase Agreement among the Shareholders of Bounty Group
      Limited as listed on the signature page thereto and the Registrant, dated as of July 13, 1997 (Incorporated by reference to Exhibit 2.1 to the
      Registrant's Form 8-K dated July 13, 1997).
  2.5 Agreement and Plan of Merger among Sampling Corporation of America, the
      Registrant and Snyder Acquisition Corp., dated as of July 14, 1997
      (Incorporated by reference to Exhibit 2.2 to the Registrant's Form 8-K dated July 14, 1997).
  3.1 Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-7495) filed with the Securities and Exchange
      Commission under the Securities Act of 1933, as amended).
  3.2 Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 forming a part of the Registrant's Registration Statement (File No. 333-
      7495) filed with the Securities and Exchange Commission under the
      Securities Act of 1933, as amended).
  4.1 Reference is made to exhibits 3.1 and 3.2.
  4.2 Specimen common stock certificate (Incorporated by reference to Exhibit
      4.2 forming a part of Amendment No. 5 to the Registrant's Registration
      Statement (File No. 333-7495) filed with the Securities and Exchange
      Commission under the Securities Act of 1933, as amended).
  5   Opinion of Shaw Pittman Potts & Trowbridge as to the legality of the
       Common Stock being registered.

 10.1** Amended and Restated 1996 Stock Incentive Plan of Snyder
         Communications, Inc.
 10.2   Professional Services Agreement, dated February 1996, as amended, between the Registrant and AT&T Communications Inc. (Incorporated by
        reference to Exhibit 10.2 forming a part of Amendment No. 1 to the
        Registrant's Registration Statement (File No. 333-7495) filed with the
        Securities and Exchange Commission under the Securities Act of 1933, as amended).
 10.3   Services Agreement between the Registrant and U.S. News & World Report,
        L.P. (Incorporated by reference to Exhibit 10.4 forming a part of
        Amendment No. 1 to the Registrant's Registration Statement (File No.
        333-7495) filed with the Securities and Exchange Commission under the
        Securities Act of 1933, as amended).
 10.4   Registration Rights Agreement, dated September 4, 1996, between the
        Registrant and Daniel M. Snyder, Michele D. Snyder, U.S. News College
        Marketing, L.P. and each of the 1995 Investors (as defined therein)
        (Incorporated by reference to Exhibit 10.5 forming a part of Amendment
        No. 5 to the Registrant's Registration Statement (File No. 333-7495)
        filed with the Securities and Exchange Commission under the Securities
        Act of 1933, as amended).
 10.5   Lease Agreement, Democracy Center, Bethesda, Maryland, dated March 19,
        1996, as amended, between the Company and Democracy Associates Limited
        Partnership (Incorporated by reference to Exhibit 10.6 forming a part of Amendment No. 5 to the Registrant's Registration Statement (File No.
        333-7495) filed with the Securities and Exchange Commission under the
        Securities Act of 1933, as amended).
 10.6   Employment Agreement between the Registrant and Daniel M. Snyder
        (Incorporated by reference to Exhibit 10.7 forming a part of Amendment
        No. 1 to the Registrant's Registration Statement (File No. 333-7495)
        filed with the Securities and Exchange Commission under the Securities
        Act of 1933, as amended).
 10.7   Employment Agreement between the Registrant and Michele D. Snyder
        (Incorporated by reference to Exhibit 10.8 forming a part of Amendment
        No. 1 to the Registrant's Registration Statement (File No. 333-7495)
        filed with the Securities and Exchange Commission under the Securities
        Act of 1933, as amended).
 10.8** Employment Agreement between the Registrant and A. Clayton Perfall.
 10.9   Employment Agreement between the Registrant and Terry Batemen
        (Incorporated by reference to Exhibit 10.7 to the Registrants' Annual
        Report on Form 10-K for the year ended December 31, 1996).
 10.10  Employment Agreement between the Registrant and Mitchell Gershman
        (Incorporated by reference to Exhibit 10.8 to the Registrants' Annual
        Report on Form 10-K for the year ended December 31, 1996).
 10.11  Employment Agreement between the Registrant and Susan Marentis
        (Incorporated by reference to Exhibit 10.10 to the Registrants' Annual
        Report on Form 10-K for the year ended December 31, 1996).
 21     Subsidiaries of the Registrant.
 23.1   Consent of Shaw Pittman Potts & Trowbridge (included as part of Exhibit
         5).
 23.2** Consent of Arthur Andersen LLP.
 23.3** Consent of Grant Thornton LLP.
 23.4** Consent of Price Waterhouse.
 24**   Powers of Attorney.
 27**   Financial Data Schedule.

--------

** Previously filed.

 (b) Financial Statement Schedules

  Schedule II--Valuation and Qualifying Accounts

  Schedules other than those listed above have been omitted since they are not required or are not applicable or the required information is in the financial statements or related notes.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN BETHESDA, MARYLAND, ON SEPTEMBER 16, 1997.

                                    Snyder Communications, Inc.
                                     (Registrant)


                                    By:      /s/ A. Clayton Perfall
                                        ----------------------------------------

                                                 A. CLAYTON PERFALL
                                        Chief Financial Officer and Director

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND AS OF THE DATES INDICATED.

             SIGNATURES                      TITLE                 DATE
             ----------                      -----                 ----
        /s/ Daniel M. Snyder*         Chairman of the         September 16, 1997
------------------------------------   Board of Directors
          DANIEL M. SNYDER             and Chief
                                       Executive Officer
                                       (Principal
                                       Executive Officer)

       /s/ Michele D. Snyder*         Vice Chairman,          September 16, 1997
------------------------------------   President, Chief
         MICHELE D. SNYDER             Operating Officer
                                       and Director

       /s/ A. Clayton Perfall         Chief Financial         September 16, 1997
------------------------------------   Officer and
         A. CLAYTON PERFALL            Director
                                       (Principal
                                       Financial Officer)

        /s/ David B. Pauken*          Chief Accounting        September 16, 1997
------------------------------------   Officer (Principal
          DAVID B. PAUKEN              Accounting
                                       Officer)

   /s/ Mortimer B. Zuckerman*         Director                September 16, 1997
------------------------------------
       MORTIMER B. ZUCKERMAN


             SIGNATURES                         TITLE              DATE

          /s/ Fred Drasner*             Director
-------------------------------------                         September 16, 1997
            FRED DRASNER

        /s/ Philip Guarascio*           Director
-------------------------------------                         September 16, 1997
          PHILIP GUARASCIO

        /s/ Mark E. Jennings*           Director
-------------------------------------                         September 16, 1997
          MARK E. JENNINGS

*By:  /s/ A. Clayton Perfall            Attorney-in-Fact      September 16, 1997
     --------------------------------
        A. CLAYTON PERFALL

                                 EXHIBIT INDEX

 EXHIBIT                            DESCRIPTION                            PAGE
 -------                            -----------                            ----
   1.1    Form of U.S. Purchase Agreement.
   1.2    Form of International Purchase Agreement.
   1.3    Form of Registration Agreement, relating to the STRYPES.
   2.1    Agreement and Plan of Merger, dated as of March 18, 1997,
          among American List Corporation, the Registrant and Snyder Z
          Acquisition, Inc. (Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K dated July 11, 1997).
   2.2    Agreement and Plan of Merger among Brann Holdings Limited and the Registrant, dated as of March 18, 1997 (Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K dated
          March 18, 1997).
   2.3    Agreement and Plan of Merger among MMD, Inc., the stockholders of MMD, Inc., the Registrant, and Snyder Acquisition Corp.,
          dated as of January 6, 1997 (Incorporated by reference to
          Exhibit 2.1 to the Registrant's Form 8-K dated January 6,
          1997).
   2.4    Share Sale and Purchase Agreement among the Shareholders of
          Bounty Group Limited as listed on the signature page thereto and the Registrant, dated as of July 13, 1997 (Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K dated
          July 13, 1997).
   2.5    Agreement and Plan of Merger among Sampling Corporation of
          America, the Registrant and Snyder Acquisition Corp., dated as of July 14, 1997 (Incorporated by reference to Exhibit 2.2 to the Registrant's Form 8-K dated July 14, 1997).
   3.1    Certificate of Incorporation of the Registrant (Incorporated
          by reference to Exhibit 3.1 forming a part of the Registrant's
          Registration Statement on Form S-1 (File No. 333-7495) filed with the Securities and Exchange Commission under the
          Securities Act of 1933, as amended).
   3.2    Bylaws of the Registrant (Incorporated by reference to Exhibit
          3.2 forming a part of the Registrant's Registration Statement
          (File No. 333-7495) filed with the Securities and Exchange
          Commission under the Securities Act of 1933, as amended).
   4.1    Reference is made to exhibits 3.1 and 3.2.
   4.2    Specimen common stock certificate (Incorporated by reference to Exhibit 4.2 forming a part of Amendment No. 5 to the
          Registrant's Registration Statement (File No. 333-7495) filed with the Securities and Exchange Commission under the
          Securities Act of 1933, as amended).
   5      Opinion of Shaw Pittman Potts & Trowbridge as to the legality of the Common Stock being registered.
  10.1**  Amended and Restated 1996 Stock Incentive Plan of Snyder
           Communications, Inc.
  10.2    Professional Services Agreement, dated February 1996, as
          amended, between the Registrant and AT&T Communications Inc.
          (Incorporated by reference to Exhibit 10.2 forming a part of
          Amendment No. 1 to the Registrant's Registration Statement
          (File No. 333-7495) filed with the Securities and Exchange
          Commission under the Securities Act of 1933, as amended).
  10.3    Services Agreement between the Registrant and U.S. News &
          World Report, L.P. (Incorporated by reference to Exhibit 10.4 forming a part of Amendment No. 1 to the Registrant's
          Registration Statement (File No. 333-7495) filed with the
          Securities and Exchange Commission under the Securities Act of
          1933, as amended).
  10.4    Registration Rights Agreement, dated September 4, 1996,
          between the Registrant and Daniel M. Snyder, Michele D.
          Snyder, U.S. News College Marketing, L.P. and each of the 1995
          Investors (as defined therein) (Incorporated by reference to
          Exhibit 10.5 forming a part of Amendment No. 5 to the
          Registrant's Registration Statement (File No. 333-7495) filed with the Securities and Exchange Commission under the
          Securities Act of 1933, as amended).

 EXHIBIT                           DESCRIPTION                             PAGE
 -------                           -----------                             ----
 10.5    Lease Agreement, Democracy Center, Bethesda, Maryland, dated
         March 19, 1996, as amended, between the Company and Democracy
         Associates Limited Partnership (Incorporated by reference to
         Exhibit 10.6 forming a part of Amendment No. 5 to the
         Registrant's Registration Statement (File No. 333-7495) filed with the Securities and Exchange Commission under the
         Securities Act of 1933, as amended).
 10.6    Employment Agreement between the Registrant and Daniel M.
         Snyder (Incorporated by reference to Exhibit 10.7 forming a part of Amendment No. 1 to the Registrant's Registration
         Statement (File No. 333-7495) filed with the Securities and
         Exchange Commission under the Securities Act of 1933, as
         amended).
 10.7    Employment Agreement between the Registrant and Michele D.
         Snyder (Incorporated by reference to Exhibit 10.8 forming a part of Amendment No. 1 to the Registrant's Registration
         Statement (File No. 333-7495) filed with the Securities and
         Exchange Commission under the Securities Act of 1933, as
         amended).
 10.8**  Employment Agreement between the Registrant and A. Clayton
          Perfall.
 10.9    Employment Agreement between the Registrant and Terry Batemen
         (Incorporated by reference to Exhibit 10.7 to the Registrants'
         Annual Report on Form 10-K for the year ended December 31,
         1996).
 10.10   Employment Agreement between the Registrant and Mitchell
         Gershman (Incorporated by reference to Exhibit 10.8 to the
         Registrants' Annual Report on Form 10-K for the year ended
         December 31, 1996).
 10.11   Employment Agreement between the Registrant and Susan Marentis
         (Incorporated by reference to Exhibit 10.10 to the Registrants'
         Annual Report on Form 10-K for the year ended December 31,
         1996).
 21      Subsidiaries of the Registrant.
 23.1    Consent of Shaw Pittman Potts & Trowbridge (included as part of
          Exhibit 5).
 23.2**  Consent of Arthur Andersen LLP.
 23.3**  Consent of Grant Thornton LLP.
 23.4**  Consent of Price Waterhouse.
 24**    Powers of Attorney.
 27**    Financial Data Schedule.

--------

** Previously filed.